SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 16, 2003


                                  Norstan, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)


           Minnesota                      0-8141                41-0835746
           ---------                      ------                ----------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)


           5101 Shady Oak Road
          Minnetonka, Minnesota                               55343
          ---------------------                               -----
   (Address of principal executive offices)                 (Zip Code)



               Registrant's telephone number, including area code:
                                 (972) 352-4000

Item 7.   Financial Statements, Schedules and Exhibits
-------   --------------------------------------------

          (a)  and (b) not applicable

          (c)  Exhibits:


               Exhibit
                 No.                          Description
                 ---                          -----------

                 99            News release issued by Norstan, Inc. on December
                               16, 2003

Item 12.  Results of Operations and Financial Condition
--------  ---------------------------------------------

     On December 16, 2003, Norstan, Inc. issued a news release reporting results of operations for the second quarter of its fiscal year 2004. A copy of the news release is furnished as Exhibit 99 and incorporated by reference herein.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          NORSTAN, INC.

                          By: /s/  Scott G. Christian
                              ------------------------
                                   Scott G. Christian
                          Executive Vice President and Chief Financial Officer

Dated:  December 16, 2003

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

Exhibit
Number           Description
-------          -----------

  99             Press release dated September 16, 2003 issued by Norstan, Inc.

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